Maiden Holdings, Ltd. Nasdaq:MHLD Investor Presentation September 2016

Forward Looking Statements | Investor Presentation 2 This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). See the appendix of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Non-GAAP Financial Measures

Maiden's Value Proposition

1. Significant line of business and geographical diversity across low volatility underwriting portfolio (Not focused on the property catastrophe reinsurance market)
2. Long-term relationships with targeted regional and specialty P&C insurers – 33-year operating history
3. Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. ("AmTrust") since 2007
4. Predictable and stable operating results
5. Highly efficient and scalable operating platform
6. Growing balance sheet scale and capital efficiency supported by the low-volatility model
7. Conservative investment portfolio
8. Strong commitment to rewarding shareholders through dividends

Maiden targets consistent underwriting profitability, above industry average growth and an operating ROACE* of 15% or greater

*ROACE is Return on Average Common Equity. We use ROACE as a measurement of profitability that focuses on the return to Maiden shareholders rather than using solely net income. Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

3 | Investor Presentation

MAIDEN HOLDINGS LTD

RNR VR EIG AWH AXS AGII ACGL PRE*ENH AHLXL MHLD GLRE 50% 60% 70% 80% 90% 100% 110% 0 x5 x10 x15 x20 x25 x30 5 Y e ar A ve ra ge C o mbin e d Rati o Multiple of MHLD's Standard Deviation in Combined Ratio MHLD = x1.0 SD Predictable and Stable Operating Performance | Investor Presentation 4 Data Source: Quarterly Combined Ratio Data from SNL Financial – 1Q 2011 to 2Q 2016 *PRE is the former ticker of PartnerRe, which is no longer traded publicly following its acquisition by EXOR, but continues to report financial results. Relatively stable and profitable combined ratio reflecting low volatility underwriting portfolio 5 Year Average Quarterly Combined Ratio and Standard Deviation in Combined Ratio

Maiden's History


AmTrust's majority shareholders[1] formed Maiden
Entered into 40% Quota Share with AmTrust
Entered into 25% NGHC[2] Quota Share
Acquired international insurance business (IIS) from Ally
Redeemed 14% TRUPS January 15, 2014
2007
2008
2009
2010
2011
2012
2013
2014
2015
Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure
Sold property Excess & Surplus ("E&S") lines business
NGHC Quota Share discontinued
Significant expansion of long standing partnership with Allianz to develop branded insurance solutions to automotive OEMs and their customers.

(GPW in $ millions)	2007	2008	2009	2010	2011	2012	2013	2014	2015	2Q 2016
Gross Premiums Written ("GPW")	$247	$727	$1,049	$1,298	$1,813	$2,001	$2,204	$2,507	$2,663	$2,707[4]
Employees	5	129	139	204	213	214	185	194	204	213
Founding Shareholders[1] Ownership	18.6%	30.1%	30.1%	28.3%	28.3%	28.4%	28.4%	28.1%	20.3%	20.1%[3]

[1] AmTrust's majority shareholders include holdings of Michael Karfunkel, Leah Karfunkel, George Karfunkel, and Barry Zyskind ("Founding Shareholders"). Michael Karfunkel passed away on April 27, 2016, thus the shares previously held by him are now held by his estate.
[2] National General Holdings Corporation ("NGHC"), formerly known as American Capital Acquisition Corporation ("ACAC"), acquired GMAC Personal Lines Business in 2010. Michael Karfunkel, the Michael Karfunkel 2005 Family Trust and AmTrust own a combined 43.0% of NGHC common stock.
[3] As of most recent filings
[4] Last twelve months as of June 30, 2016.

5 | Investor Presentation

MAIDEN HOLDINGS LTD

Last Twelve Months* Gross Premiums Written = $801mm Maiden’s Key Business Segments Today Diversified Reinsurance Segment Diversified Reinsurance – Focus on lower volatility “working layer” reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets Underwriting / Distribution DUAL UNDERWRITING DISTRIBUTION: • 45% direct / 55% brokered distribution** COMPETITIVE ADVANTAGES: • Lasting, profitable, long-term relationships with clients – 33-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform *As of June 30, 2016 **As of December 31, 2015 IN THE U.S.: Multi-Functional Teams: • Underwriters, actuaries, accountants, legal and claims specialists Focus on traditional lines: • Personal & commercial auto • Commercial multi-peril • General liability • Workers’ compensation • Non-cat property IN SELECT INTERNATIONAL MARKETS: OEM oriented business development team: • Personal Auto • Credit Life Bermuda team - offering capital solutions in Europe: • Multi-line regional opportunities | Investor Presentation 6 Property 22% Other Casualty 24% Personal Auto 24% Commercial Auto 9% A&H 10% International 11%

SPECIALTY RISK AND EXTENDED WARRANTY (U.S., EUROPE): • Consumer and commercial goods warranty • European Hospital liability • Other SMALL COMMERCIAL (U.S.): • Workers’ compensation • Commercial package • Commercial lines SPECIALTY PROGRAM: • Commercial package for specialty risks / segments UNDERWRITING: • Multi-year quota-share reinsurance relationship since 2007 — Master Agreement in place through June 2019 with negotiated contract modifications occurring independent of renewal cycle twice previously — Actively managed by Maiden to preserve targeted economics • Strong controls and governance — Independent underwriting and reserving — All related party transactions require independent Audit Committee approvals AMTRUST’S STRENGTHS: • Significant driver of growth with profitable combined ratios • AmTrust’s leading competitive position in specialty markets • Highly efficient with strong technological core competency Maiden’s Key Business Segments Today AmTrust Reinsurance Segment | Investor Presentation 7 AmTrust Quota Share – Providing strategically important capital support to AmTrust since 2007 Last Twelve Months* Gross Premiums Written = $1,906mm *As of June 30, 2016 Small Commercial Business 59% Specialty Program 17% Specialty Risk and Extended Warranty 24%

Diverse Portfolio of Low Volatility Underwriting Business Majority of business made up of lower volatility proportional reinsurance Low-hazard, profitable workers’ compensation business • 41% of last twelve months gross premiums written • Focus on small premium, small-employer policies • Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment | Investor Presentation 8 LAST TWELVE MONTHS 2Q 2016 GROSS PREMIUMS WRITTEN Last Twelve Months* Gross Premiums Written = $2,707mm *As of June 30, 2016 1 2 3 4 5 6 7 8 9 10 11 1. Workers' compensation 41% 2. Personal Auto 12% 3. Other liability 11% 4. Commercial auto 10% 5. Warranty 9% 6. Fire, allied lines and inland marine 5% 7. Commercial multi-peril 3% 8. Accident & health 3% 9. European hospital liab. 3% 10. Others 2% 11. Homeowners' 1%

(30)% (20)% (10)% 0% 10% 20% 30% Q 1 2 0 1 0 Q 2 2 0 1 0 Q 3 2 0 1 0 Q 4 2 0 1 0 Q 1 2 0 1 1 Q 2 2 0 1 1 Q 3 2 0 1 1 Q 4 2 0 1 1 Q 1 2 0 1 2 Q 2 2 0 1 2 Q 3 2 0 1 2 Q 4 2 0 1 2 Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 Q 3 2 0 1 5 Q 4 2 0 1 5 Q 1 2 0 1 6 Q 2 2 0 1 6 Maiden Has Predictable and Stable Operating Performance | Investor Presentation 9 QUARTERLY COMBINED RATIO ANNUALIZED OPERATING ROACE* Maiden’s LTM3 2Q 2016 Operating ROACE: 11.1% 1 Aspen, Arch, Axis, AWAC, Endurance, EverestRe, PartnerRe, RenRe, Validus, XL 2 Property E&S was sold to Brit in 2013. 3 LTM = Last twelve months from June 30, 2016 *Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information. Source: SNL and Company Financials ––– Maiden ––– Selected P&C (Re)Insurers1 ….... Maiden Q4 2012 Excluding Property E&S2 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% Q 1 2 0 1 0 Q 2 2 0 1 0 Q 3 2 0 1 0 Q 4 2 0 1 0 Q 1 2 0 1 1 Q 2 2 0 1 1 Q 3 2 0 1 1 Q 4 2 0 1 1 Q 1 2 0 1 2 Q 2 2 0 1 2 Q 3 2 0 1 2 Q 4 2 0 1 2 Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 Q 3 2 0 1 5 Q 4 2 0 1 5 Q 1 2 0 1 6 Q 2 2 0 1 6

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities | Investor Presentation 10 1 LTM = Last twelve months from June 30, 2016 2 Aspen, Arch, Axis, AWAC, Endurance, EverestRe, PartnerRe, RenRe, Validus, XL Source: SNL and Company Financials LTM1 2Q 2016 G&A Expense Ratio Maiden: 2.6% Selected P&C (Re)Insurers2: 15.3% $1,049 $1,298 $1,813 $2,001 $2,204 $2,507 $2,663 $2,707 3.5% 3.5% 3.5% 2.9% 2.9% 2.8% 2.7% 2.6% 2009 2010 2011 2012 2013 2014 2015 LTM 2Q 2016 Gross Premiums Written ($mm) G&A Expense Ratio

Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities • January 2009: 14% Junior Subordinated Debt (“TRUPS” or “Trust Preferred”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders (Called in January 2014) • June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS (NYSE:MHNA - Redeemed June 15, 2016) • March 2012: 30-Year, 8% Senior Notes Offering of $100 million (NYSE:MHNB)* • August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million (NYSE:MHPRA)* • October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth (NASDAQ:MHLDO)* • November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem remaining 14% TRUPS on January 15, 2014 (NYSE:MHNC)* • November 2015: 7.125% Non-Cumulative Perpetual Preferred Share Offering of $165 million (NYSE:MHPRC)* • June 2016: 30-Year, 6.625% Senior Notes Offering of $110 million (NYSE:MHLA)* Proceeds used to redeem $107.5 million 8.25% Senior Notes. • Ongoing exploration of shareholder friendly, diverse and alternative sources of capital • Quota share retrocession of between $150 million and $200 million per year effective January 1, 2015 and renewed through December 31, 2016 *MHNB, MHNC, MHLA, MHPRA and MHPRC preferred shares have 5 year call provisions at par. MHLDO will mandatorily convert to common equity in September 2016 Balanced & Diversified Capital Structure | Investor Presentation 11 BALANCED AND DIVERSIFIED CAPITAL STRUCTURE (In $ millions) 644 696 705 724 782 830 892 931 108 208 360 360 360 363 215 215 126 126 126 150 315 315 480 480 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 Q 2 0 1 6 T O T A L CAPI T A L (E X CLUDIN G A O CI ) Common Equity excluding AOCI Senior Notes Trust Preferred Preference Shares

BB+ or lower 4% AAA 4% AA 6% A 29% BBB 23% US Agency 34% Cash & Cash Equiv. 10% U.S. Agency 30% Corporate Bonds 51% Other2 9% Maiden Maintains a Conservative Investment Portfolio • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 2Q 2016 was 2.84%; overall 2Q 2016 book yield (excluding cash equivalents) was 3.29% • June 30, 2016 average duration of investable assets (including cash equivalents) of 4.06 years compared to duration of liabilities of 4.17 years • Profitable growth & positive cash flow have expanded invested assets that will enhance earnings • Cash and cash equivalent position elevated to $506 million as of June 30, 2016, reflecting prudent decision to minimize 2Q16 purchases of U.S. fixed income securities with interest rates near all-time lows. | Investor Presentation 12 INVESTABLE ASSETS1 COMPOSITION 1 Investable assets include cash and cash equivalents, fixed maturities, other investments and loan to related party 2 “Other” includes loan to related party, investment grade commercial mortgage backed securities, collateralized loan obligations, municipal bonds and non-U.S. government bonds 3 As of June 30, 2016 4 Credit quality ratings assigned by Standard & Poor’s and include those with a + or – modifier Total: $4.9bn3 STRONG CREDIT QUALITY OF INVESTMENTS4 Total: $4.2bn3

Low-Volatility Business Model Supporting Asset and Investment Income Growth $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 $ 117.2 $ 131.1 $ 139.3 2009 2010 2011 2012 2013 2014 2015 LTM* 2Q16 GROWING NET INVESTMENT INCOME ($MM) EXPANDING INVESTABLE ASSETS BASE ($MM) *LTM = Last Twelve Months prior to June 30, 2016 **Investable assets at December 31, 2013 include net proceeds of $147.4 million from November 2013 Senior Note offering. Maiden primarily utilized the proceeds of its Senior Notes offering in November 2013, as well as cash on hand, to redeem the $152.5 million face value TRUPs on January 15, 2014. | Investor Presentation 13 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 $ 4,030 $ 4,628 $ 4,900 2009 2010 2011 2012 2013** 2014 2015 2Q16

Strategic Initiatives Maiden capital solutions activity in Europe actively marketing and entertaining numerous prospect quoting opportunities – Opportunities under development in multiple global markets – Currently actively marketing in the U.K., Spain, France, Italy, Gibraltar, Germany, Ireland and the U.S. Maiden IIS is continuing to develop OEM opportunities with additional expansion under development – Several new auto accounts won in U.K., Germany, and Russia – U.K. and German opportunities include reinsurance Maiden Re team in U.S. continues to identify opportunities to expand existing client relationships and customers – Boiler & Equipment product rolled out in 1Q 2016 – Implementing predictive analytics underwriting tools for commercial auto and A&H – Developing capital solutions model for U.S. similar to Maiden Bermuda approach in Europe Maiden/Allianz payment protection insurance (PPI) joint venture partnership – Strong European PPI pipeline being explored | Investor Presentation 14

Investment Opportunity • Differentiated P&C reinsurance business model with focus on low-volatility, predictable lines of business and strong long-lasting client relationships • Demonstrated predictable, stable and highly efficient operating performance targeting ROACE* of 15% or greater • Shareholder-friendly capital management • Strong commitment to rewarding shareholders through dividends • Well-positioned for continued disciplined growth; significant opportunities to further enhance profitability | Investor Presentation 15 *Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

Maiden Holdings, Ltd.

Appendix • Targeted Operating Metrics • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures – Reconciliation ROACE • Non-GAAP Financial Measures | Investor Presentation 17 Appendix

Targets Achievable Over Time | Investor Presentation 18 • Medium-term Operating ROACE* > 15% • Combined ratio < 96% — G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled annual aggregate exposure to cat events < annual net income 15% operating ROACE* attainable over medium-term with improved underwriting results, growth in invested assets and current capital structure *Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information. TARGETED OPERATING METRICS Appendix

Summary Balance Sheet

	2011	2012	2013	2014	2015	Q2 2016
			($ in millions)			
Investable Assets						
Investments	$ 2,022.9	$ 2,621.6	$ 3,167.2	$ 3,469.5	$ 4,127.7	$ 4,226.1
Cash & Cash Equivalents	303.0	213.8	217.2	392.5	332.5	505.8
Loan to Related Party	168.0	168.0	168.0	168.0	168.0	168.0
Total Investable Assets	2,493.9	3,003.4	3,552.4	4,030.0	4,628.2	4,899.9
Net Reinsurance Receivable	423.4	522.6	560.1	513.0	377.3	554.1
Deferred Acquisition Costs	248.4	270.7	304.9	372.5	397.5	455.5
Other Assets	229.4	341.5	296.0	248.6	310.6	361.5
Total Assets	**$ 3,395.1**	**$ 4,138.2**	**$ 4,713.4**	**$ 5,164.1**	**$ 5,713.6**	**$ 6,271.0**
Loss and LAE Reserve	$ 1,398.4	$ 1,740.3	$ 1,957.8	$ 2,271.3	$ 2,510.1	$ 2,636.6
Unearned Premiums	832.0	936.5	1,034.8	1,207.7	1,354.6	1,583.5
Senior Notes	107.5	207.5	360.0	360.0	360.0	351.2
Trust Preferred Securities	126.3	126.3	126.4	-	-	
Other Liabilities	161.9	112.0	110.1	83.9	139.8	168.8
Total Liabilities	**2,626.1**	**3,122.6**	**3,589.1**	**3,922.9**	**4,364.5**	**4,740.1**
Equity	**769.0**	**1,015.6**	**1,124.3**	**1,241.2**	**1,349.1**	**1,530.9**
Total Liabilities & Equity	**$ 3,395.1**	**$ 4,138.2**	**$ 4,713.4**	**$ 5,164.1**	**$ 5,713.6**	**$ 6,271.0**
Book Value per Common Share	**$ 10.64**	**$ 11.96**	**$ 11.14**	**$ 12.69**	**$ 11.77**	**$ 14.18**
Growth in Total Investable Assets	**11.6%**	**20.4%**	**18.3%**	**13.4%**	**14.8%**	**5.9%**
Ratio of Total Investable Assets to Equity	**324.3%**	**295.7%**	**316.0%**	**324.7%**	**343.1%**	**320.1%**

19 | Investor Presentation Appendix

MAIDEN HOLDINGS LTD

2011 2012 2013 2014 2015 YTD Q2 2016 ($ in millions) Gross Premiums Written $ 1,812.6 $ 2,001.0 $ 2,204.2 $ 2,507.4 $ 2,662.8 $ 1,552.4 Net Premiums Written $ 1,723.5 $ 1,901.3 $ 2,096.3 $ 2,458.1 $ 2,514.1 $ 1,443.3 Net Premiums Earned $ 1,552.4 $ 1,803.8 $ 2,000.9 $ 2,251.7 $ 2,429.1 $ 1,253.6 Net Investment Income 74.9 81.2 91.4 117.2 131.1 71.6 Interest and Amortization Expenses 34.1 36.4 39.8 30.0 29.1 14.5 Net Income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 58.1 Operating Earnings * $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 56.8 Diluted Operating EPS * $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.73 Operating ROACE * 9.2% 5.9% 10.5% 13.6% 12.0% 11.9%** Loss Ratio 66.6% 69.5% 67.0% 66.1% 66.9% 65.9% Expense Ratio 31.5% 30.0% 30.5% 31.9% 32.4% 32.8% Combined Ratio 98.1% 99.5% 97.5% 98.0% 99.3% 98.7% Summary Income Statement | Investor Presentation 20 *2011 Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S. thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Superstorm Sandy in 4Q12. Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. ** Annualized Appendix

Non-GAAP Financial Measures Reconciliation

	2011	2012	2013	2014	2015	YTD Q2 2016
			($ in millions)			
Net income	$ 28.5	$ 50.2	$ 102.8	$ 101.5	$ 124.2	$ 76.7
(Income) loss attributable to non controlling interest	-	(0.1)	(0.1)	(0.1)	0.2	0.1
Dividends on preference shares	-	(3.6)	(14.8)	(24.3)	(24.3)	(18.7)
Add (subtract):						
Net realized and unrealized (gains) losses on investment	(0.5)	(1.9)	(3.6)	(1.2)	(2.5)	(2.6)
Net impairment losses recognized in earnings	-	-	-	2.4	1.1	-
Foreign exchange and other (gains) losses	(0.3)	(1.6)	(2.8)	(4.2)	(7.8)	(5.8)
Amortization of intangible assets	5.0	4.4	3.8	3.3	2.8	1.2
Divested excess and surplus business and NGHC run-off	-	-	-	10.4	12.3	2.9
Junior subordinated debt repurchase expense	15.1	-	-	-	-	-
Accelerated amortization of debt discount and issuance cost	20.3	-	-	28.2	-	2.3
Interest expense incurred related to 2013 Senior Notes prior to actual redemption of the junior subordinated debt	-	-	1.2	0.5	-	-
Non-recurring general and administrative expenses relating to IIS Acquisition (2010)	0.2	-	-	-	-	-
Non-cash deferred tax expense	1.3	1.1	1.0	1.2	1.2	0.7
Operating earnings	$ 69.6	$ 48.5	$ 87.5	$ 117.7	$ 107.2	$ 56.8
Earnings per common share:						
Basic earnings per share	$ 0.40	$ 0.64	$ 1.21	$ 1.06	$ 1.36	$ 0.79
Diluted earnings per share	$ 0.39	$ 0.64	$ 1.18	$ 1.04	$ 1.31	$ 0.75
Operating earnings per common share:						
Basic operating earnings per share	$ 0.97	$ 0.67	$ 1.21	$ 1.61	$ 1.46	$ 0.77
Diluted operating earnings per share	$ 0.96	$ 0.66	$ 1.18	$ 1.53	$ 1.39	$ 0.73

Note: Please see the definition of non-GAAP financial measures on final page for additional important information.

21 | Investor Presentation Appendix

MAIDEN HOLDINGS LTD

Non-GAAP Financial Measures Reconciliation - ROACE | Investor Presentation 22 Note: Please see the definition of non-GAAP financial measures on final page for additional important information. (*) Annualized Appendix 2011 2012 2013 2014 2015 YTD Q2 2016 ($ in millions) Net income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 58.1 Net operating earnings attributable to Maiden common shareholders 69.6 48.5 87.5 117.7 107.2 56.8 Opening common shareholders' equity 750.2 768.6 865.2 808.8 925.7 867.8 Ending common shareholders' equity 768.6 865.2 808.8 925.7 867.8 1,049.7 Average common shareholders' equity 759.4 816.9 837.0 867.3 896.8 958.8 ROACE 3.8% 5.7% 10.5% 8.9% 11.2% 12.2%* Operating ROACE 9.2% 5.9% 10.5% 13.6% 12.0% 11.9%*

Non-GAAP Financial Measures | Investor Presentation 23 In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). Operating Earnings and Operating Earnings per Common Share: In addition to presenting net income determined in accordance with U.S. GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable on a recurring basis, net realized and unrealized gains or losses on investment, foreign exchange and other gains or losses, amortization of intangible assets and non-cash deferred tax expenses. We exclude net realized and unrealized gains or losses on investment and foreign exchange and other gains or losses as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. We also exclude certain non- recurring expenditures that are material to understanding our results of operations. During the third quarter of 2014 and 2015, we exclude impairment losses. Beginning in the second quarter of 2014, we exclude our divested E&S business as it has been in run-off for over one year following the sale to Brit effective May 1, 2013. Similarly, beginning in the fourth quarter of 2014, we exclude results from NGHC as this business segment has been in run-off for one year following the mutual cancellation on a run-off basis of our contract. Furthermore, in Q1 of 2014 and Q2 2011, we exclude the accelerated amortization of the Junior Subordinated Debt discount and the write off of the associated issuance costs. In Q2 2016, we also excluded the write off of the amortized issuance cost related to the 8.2% Senior Notes redeemed in June 2016. In Q1 2014 and Q4 2013, we also exclude the interest expense incurred on our 2013 Senior Notes prior to the redemption of the outstanding Junior Subordinated Debt given the one time nature of the additional funding cost. For 2011 we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. Operating Return on Average Common Equity ("Operating ROACE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to Maiden common shareholders. It is calculated using operating earnings available to common shareholders (as defined above) divided by average Maiden common shareholders' equity. Management has set as a target a long-term average of 15% Operating ROACE, which management believes provides an attractive return to shareholders for the risk assumed from our business. See the previous two pages of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix